Share-Based Compensation Plans	12 Months Ended
Dec. 31, 2010
Share-Based Compensation Plans
Share-Based Compensation Plans

NOTE 2—Share-Based Compensation Plans

Overview

In May 2006, our shareholders approved our 2006 Long-Term Incentive Plan (the "2006 Plan"), at our annual meeting of stockholders. The 2006 Plan provides for grants to employees and non-employee directors. Under the 2006 Plan, a maximum of 2.0 million new shares are reserved for issuance as awards of share options to officers, employees and non-employee directors. As of December 31, 2010, a total of 507,983 shares were available for future grants under the 2006 Plan.

The 2006 Plan is intended to promote the interests of the Company, by providing a means by which employees, consultants and directors may acquire or increase their equity interest in the Company and may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. The 2006 Plan is also intended to enhance the ability of the Company and its Subsidiary to attract and retain the services of individuals who are essential for the growth and profitability of the Company.

The 2006 Plan provides that the Compensation Committee shall have the authority to determine the participants to whom stock options, restricted stock, performance awards, phantom shares and stock appreciation rights may be granted.

We measure the cost of stock based compensation granted, including stock options and restricted stock, based on the fair value of the award as of the grant date, net of estimated forfeitures. Awards granted are valued at fair value and recognized on a straight-line basis over the service periods (or the vesting periods) of each award. We estimate forfeiture rates for all unvested awards based on our historical experience.

Total share-based compensation of $8.1 million, $7.4 million and $5.9 million for the years ended December 31, 2010, 2009 and 2008, respectively, has been recognized as a component of general and administrative expenses in the Consolidated Statement of Operations. The total income tax benefit associated with our share-based compensation recognized in our Consolidated Statement of Operations was $3.2 million for the year ended December 31, 2008.

The following table summarizes the components of our share-based compensation programs recorded as expense (in thousands):

	Year Ended December 31,
	2010	2009	2008
Pretax stock option expense	$5,944	$1,428	$2,181
Pretax restricted stock expense	1,609	5,323	3,312
Pretax director stock expense	502	608	440

Total pretax share-based compensation:	$8,055	$7,359	$5,933

Stock Options

The 2006 Plan provides that the option price of shares issued be equal to the market price on the date of grant. With the exception of option grants to non-employee directors which vest immediately, options vest ratably on the anniversary of the date of grant over a period of time, typically three years. All options expire ten years after the date of grant.

Option activity under our stock option plans as of December 31, 2010, and changes during the year ended December 31, 2010 were as follows:

	Shares	Weighted Average Exercise Price	Remaining Contractual Term	Aggregate Intrinsic Value
			(years)	(thousands)
Outstanding at January 1, 2010	947,634	$21.39	5.51	$2,804
Granted	—	—
Exercised	(2,000)	4.88		$24
Forfeited	(10,000)	21.59

Outstanding at December 31, 2010	935,634	$21.42	4.97	$338

Exercisable at December 31, 2010	796,134	$21.40	4.60	$338

The aggregate intrinsic value in the preceding table represents the total pre-tax intrinsic value (the difference between our closing stock price on the last trading day of the fourth quarter of 2010 and the exercise price, multiplied by the number of in-the-money options) that would have been received by the option holders had all option holders exercised their options on December 31, 2010. The amount of aggregate intrinsic value will change based on the fair market value of our stock. The total intrinsic value of options exercised during the years ended December 31, 2010, 2009, and 2008 was less than $0.1 million, $0.2 million and $6.2 million, respectively. During 2010, 2009 and 2008, $1.6 million, $1.4 million and $2.2 million, respectively, were charged to General and Administrative ("G&A") expense related to stock options.

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Number Outstanding at December 31, 2010	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number Exercisable at December 31, 2010	Weighted Average Exercise Price
		(years)
$4.11 to $5.85	12,000	1.40	$4.94	12,000	$4.94
$16.46 and $19.78	307,300	4.11	18.08	307,300	18.08
$21.59 to $27.81	616,334	5.47	23.41	476,834	23.95

	935,634	4.97	$21.42	796,134	$21.40

During 2008 we granted 162,000 stock options under the plan, valued at $1.7 million at the time of issuance. No options were granted in 2009. During 2010 we modified 60,000 stock options under the plan valued at an aggregate of $0.4 million. The estimated fair value of the options modified during 2010 and prior years was calculated using a Black-Scholes Merton option pricing model (Black-Scholes).

The following schedule reflects the various assumptions included in the Black-Scholes model as it relates to the valuation of our options of the options modified/granted in 2010 and 2008:

	2010	2008
Risk-free interest rate (1)	2.55%	3.52%
Expected volatility (2)	64%	53%
Expected dividend yield (3)	0%	0%
Expected term (4)	6	5

(1)	Risk-free interest rate—is based on a zero-coupon U.S. government instrument over the expected term.
(2)	Expected volatility—is based on the weighted average historical volatility of our common stock.
(3)	Expected dividend yield—we do not pay dividends on our common stock.
(4)	Expected term—we use the midpoint of the vesting period and the life of the grant to estimate employee option exercise timing.

As of December 31, 2010, $0.8 million of total unrecognized compensation cost related to stock options is expected to be recognized over a weighted average period of approximately 4.97 years.

Restricted Stock

In 2003, we began granting a series of restricted stock awards. Restricted stock awarded under the 2006 Plan typically has a vesting period of three years. During the vesting period, ownership of the shares cannot be transferred and the shares are subject to forfeiture if employment ends before the end of the vesting period. Certain restricted stock awards provide for accelerated vesting. Restricted shares are not considered to be currently issued and outstanding until the restrictions lapse and/or they vest.

During 2010, 2009 and 2008, we granted 471,845, 343,749 and 437,048 shares of our common stock under the plan, valued at $7.4 million, $7.8 million and $11.4 million, respectively, at the time of issuance. During 2010, 2009 and 2008, $6.0 million, $5.3 million and $3.3 million, respectively, were charged to G&A expense related to the restricted share awards. The fair value of restricted stock vested during 2010, 2009 and 2008 was $6.1 million, $4.9 million and $2.1 million, respectively.

Restricted stock activity under our plan for the year ended December 31, 2010, and changes during the year then ended were as follows:

	Number of Shares	Weighted Average Grant-Date Fair Value	Total Value
Unvested at January 1, 2010	623,586	$24.09	$15,023,854
Vested	(260,567)	23.55	(6,137,346)
Granted	471,845	15.75	7,432,220
Forfeited	(87,034)	23.45	(2,040,571)

Unvested at December 31, 2010	747,830	$19.09	$14,278,157

As of December 31, 2010, $12.7 million of total unrecognized compensation cost related to restricted stock is expected to be recognized over a weighted average period of approximately 2.3 years.